                                                                    EXHIBIT 21.1

                         THE CHASE MANHATTAN CORPORATION

                              LIST OF SUBSIDIARIES

Chase has the following subsidiaries:

                                                                                                       Percentage of voting
                                                                               Organized under          securities owned by
Name                                                                             the laws of               immediate parent
---------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                                                          New York                           100%
  CB Capital Investors, Inc.                                                      Delaware                           100
    CB Capital Investors, L.P.                                                    Delaware                            80
  Chase & M.D. Sass Partners                                                      New York                            64
  Chase Access Services Corporation                                               Delaware                           100
  Chase Alternative Asset Management, Inc.                                        New York                           100
  Chase Asset Management, Inc.                                                    Delaware                           100
  Chase Bank International                                                      United States                        100
  Chase Community Development, Inc.                                               Delaware                           100
  Chase Education Holdings, Inc.                                                  Delaware                           100
  Chase Equipment Leasing Inc.                                                    New York                           100
  Chase Funding Corporation                                                       New York                           100
  Chase Investment Services Corp.                                                 Delaware                           100
  Chase Manhattan Acceptance Corporation                                          Delaware                           100
  Chase Manhattan Automotive Finance Corporation                                  Delaware                           100
  Chase Manhattan Capital Corporation                                             New York                           100
    Chase Manhattan Capital, L.P.                                                 Delaware                            80
  Chase Manhattan International Inc.                                            United States                        100
    Chase Manhattan International Finance Ltd.                                  United States                        100
       Banco Chase Manhattan, S.A.                                                 Brazil                            100
         Chase Manhattan S.A. Distribuidora de Titulos
           e Valores Mobiliarios                                                   Brazil                            100
         Chase Manhattan Leasing S.A.-Arrendamento Mercantil                       Brazil                            100
       Chase Japan Ltd.                                                           Delaware                           100
       Chase Manhattan Asia Limited                                               Hong Kong                          100
       Chase Manhattan Bank (M) Berhad                                            Malaysia                           100
       Chase Manhattan Bank A.G.                                                   Germany                           100
       Chase Manhattan Bank CMB, S.A.                                               Spain                            100
       Chase Manhattan Bank France                                                 France                            100
       Chase Manhattan Bank International                                          Russia                            100
       Chase Manhattan Bank Luxembourg, S.A.                                     Luxembourg                          100
       Chase Manhattan Bank Mexico, S.A.                                           Mexico                            100
       Chase Manhattan Bank Venezuela, C.A.                                       Venezuela                          100
       Chase Manhattan Card Company Ltd.                                          Hong Kong                          100
       Chase Manhattan Holdings Limitada                                           Brazil                            100
       Chase Manhattan Hong Kong Holdings Ltd.                                    Hong Kong                          100
       Chase Manhattan Inter-Invest (Holdings) Limited                         United Kingdom                        100
       Chase Manhattan Leasing GmbH                                                Germany                           100
       Chase Manhattan Menkul Degerler A.S.                                        Turkey                            100
       Chase Manhattan (SEA) Limited                                              Singapore                          100
       Chase Manhattan Securities (C.I.) Limited                               Channel Islands                       100
         Chase International (Jersey) Limited                                  Channel Islands                       100
       Chase Manhattan Trust Cayman Ltd.                                       Cayman Islands                        100
       Chase Manhattan (U.K.) Holdings Limited                                 United Kingdom                        100
         Chase Asset Management (London) Limited                               United Kingdom                        100
         Chase Investments (1998) Limited                                      Channel Islands                       100
         Chase Manhattan plc                                                   United Kingdom                        100
         Chase Manhattan International Ltd.                                    United Kingdom                        100
       Chase Securities Japan Limited                                          Cayman Islands                         50

                              LIST OF SUBSIDIARIES
                                   (CONTINUED)

                                                                                                       Percentage of voting
                                                                               Organized under          securities owned by
Name                                                                             the laws of               immediate parent
---------------------------------------------------------------------------------------------------------------------------
       Chase South East Asia Funding Pte. Ltd.                                    Singapore                          100%
       Chase Trust Bank                                                             Japan                            100
       CMBAL Limited                                                              Australia                          100
        Chase Manhattan New Zealand Limited                                       Australia                          100
        Chase Securities Australia Limited                                        Australia                          100
       Inversiones Asesorias Chase Manhattan Limitada                               Chile                            100
       Norchem Holdings e Negocios, S.A.                                           Brazil                             49
       Norchem Leasing S.A. Arrendamento Mercantil                                 Brazil                             50
       The Chase Manhattan Bank of Canada                                          Canada                            100
       The Chase Manhattan Private Bank & Trust
         Company (Bahamas) Limited                                                 Bahamas                           100
       The Chase Manhattan Private Bank (Switzerland)                            Switzerland                         100
  Chase Merchant Ventures, Inc.                                                   Delaware                           100
    Chase Merchant Services LLC                                                   Delaware                            50
  Chase Mortgage Company                                                            Ohio                             100
  Chase Preferred Capital Corporation                                             Delaware                           100
  Chem Network Processing Services, Inc.                                         New Jersey                          100
  Harvest Opportunity Holdings Corp.                                              New York                           100
  Manufacturers Hanover Leasing International Corp.                               Delaware                           100

Other Subsidiaries of Chase
Bridge Acquisition Holdings, Inc.                                                 Delaware                           100%
  Hambrecht & Quist Group                                                         Delaware                           100
    Hambrecht & Quist California                                                 California                          100
Brown & Company Securities Corporation                                          Massachusetts                        100
Capital Markets Transactions, Inc.                                                Delaware                           100
CCC Holding Inc.                                                                  Delaware                           100
  Chase Commercial Corporation                                                   New Jersey                          100
Chase Business Credit Corp.                                                       Delaware                           100
Chase Capital I                                                                   Delaware                           100
Chase Capital II                                                                  Delaware                           100
Chase Capital III                                                                 Delaware                           100
Chase Capital IV                                                                  Delaware                           100
Chase Capital V                                                                   Delaware                           100
Chase Capital VI                                                                  Delaware                           100
Chase Capital VII                                                                 Delaware                           100
Chase Capital Corporation                                                         Delaware                           100
Chase Cardholder Services, Inc.                                                   Delaware                           100
Chase Equity Holdings, Inc.                                                       Delaware                           100
  CMC Holding (Delaware) Inc.                                                     Delaware                           100
    A.S. Holding Corporation                                                      Delaware                           100
    Chase Manhattan Bank Delaware                                                 Delaware                           100
      Chase Insurance Agency, Inc.                                                Delaware                           100
      CSL Leasing Inc.                                                            Delaware                           100
      Chase Data Services Corporation                                             Delaware                           100
      Chase Global Funds Services Company                                       Massachusetts                        100
      Great Lakes Insurance Company                                               Delaware                           100
      Sun States Life Insurance Company                                           Delaware                           100
      Western Hemisphere Life Insurance Company                                   Delaware                           100
    Chase Manhattan Bank U.S.A., National Association                           United States                        100
      Chase BankCard Services, Inc.                                               Delaware                           100
      Cross Country Insurance Company                                              Vermont                           100
      Margaretten Financial Corporation                                           Delaware                           100
        Chase Manhattan Mortgage Corporation                                     New Jersey                          100

                              LIST OF SUBSIDIARIES
                                   (CONTINUED)

                                                                                                       Percentage of voting
                                                                               Organized under          securities owned by
Name                                                                             the laws of               immediate parent
---------------------------------------------------------------------------------------------------------------------------
    Chase Manhattan Trust Company, National Association                         United States                        100%
  Chase Bank of Texas, National Association                                     United States                        100
    Chase MAC Securities Corp.                                                    Delaware                           100
  Chase Bank of Texas - San Angelo, N.A.                                        United States                        100
Chase Holding Delaware Inc.                                                       Delaware                           100
  Chase Manhattan Bank and Trust Company, National Association                  United States                        100
  Chase Manhattan Private Bank, N.A.                                            United States                        100
Chase Home Mortgage Corporation of the Southeast                                   Florida                           100
Chase International Capital Finance Limited                                    Channel Islands                       100
Chase Manhattan Realty Leasing Corporation                                        New York                           100
Chase Securities Inc.                                                             Delaware                           100
Chase Shareholder Services of California, Inc.                                    Delaware                           100
  Chase Shareholder Services Partner, Inc.                                        Delaware                           100
    ChaseMellon Financial Group L.L.C.                                            Delaware                            50
Chase Trade, Inc.                                                                 Delaware                           100
Chatham Ventures, Inc.                                                            New York                           100
  Chase Venture Capital Associates, L.P.                                         California                           80
Chemical Investments, Inc.                                                        Delaware                           100
Chemical New York, N.V.                                                      Netherland Antilles                     100
Clintstone Properties Inc.                                                        New York                           100
CMRCC, Inc.                                                                       New York                           100
Hatherly Insurance Ltd.                                                            Bermuda                           100
Offshore Equities, Inc.                                                           New York                           100
Special Situation Fund Advisors, Inc.                                             New York                           100
Support Development Corporation                                                   Delaware                           100

The names of certain other direct and indirect subsidiaries of Chase have been omitted from the list above because such unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.